EXHIBIT 10.37


                       AMENDMENT NO.  2

The Property Per Risk Excess of Loss Reinsurance Agreement of January 1, 1992, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, is hereby amended as follows:

I. As respects occurrences under policies in force and those becoming effective on or after January 1, 1997, the designation of the REINSURED under this agreement is hereby amended to include the following.

          CITIZENS SECURITY MUTUAL INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                CITIZENS FUND INSURANCE COMPANY
                              of
                      Red Wing, Minnesota

                   INSURANCE COMPANY OF OHIO
                              of
                        Mansfield, Ohio

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

  MERIDIAN MUTUAL INSURANCE
           COMPANY
   VERNON FIRE AND CASUALTY
      INSURANCE COMPANY
 MERIDIAN SECURITY INSURANCE        EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:


                                                    (Continued)



   CITIZENS SECURITY MUTUAL        CITIZENS FUND INSURANCE
      INSURANCE COMPANY                    COMPANY


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________



  INSURANCE COMPANY OF OHIO


______________________________
Title:

______________________________
Title:

Date:_________________________